Risk Summary
Data as of:	February 10, 2021
Loan Count:	597

Issue	Count Liens	Total $ Amount
Delinquent Property Taxes		$ 56,597.74
TX Transfer Tax Lien		$ -
Property Tax Lien		$ -
Muni Lien		$ 41.40
HOA Lien		$ -
State Tax Lien		$ -
Federal Tax Lien		$ -
Senior Mortgage		$ 10,978,102.31
Misc Lien		$ 142,021.60
Mechanic's Lien		$ 699,774.58

Total Risk	0	$ 11,876,537.63

Super Lien State Matrix		Issue Key
AK	NJ	Delinquent Property Taxes	Property taxes delinquent with the collector.
AL	NV	TX Transfer Tax Lien	Specific to TX only, third party purchases delinquent taxes in exchange for a transfer of a tax lien. Take priority over mortgage regardless of recording date.
CO	OR	Property Tax Lien	Recorded tax liens payable to municipality. Lien takes priority over subject mortgage regardless of recorded date.
CT	PA	Muni Lien	Liens attched to subject property by the municpality for water/sewer, code violations, etc. Lien takes priority over subject mortgage regardless of recorded date.
DC	RI	HOA Lien	Liens filed by a governing HOA or COA. Liens take priorty when recorded prior to subject mortgage but also regardless of recorded date in super lien states.
FL	TN	State Tax Lien	State income tax liens against property/borrower. Take priority when recorded prior to subject mortgage.
IL	WA	Federal Tax Lien	Federal income tax liens against property/borrower by the IRS. Take priority when recorded prior to subject mortgage.
MA	WV	Senior Mortgage	Mortgages/Deeds of Trust filed prior to the subject mortgage.
MN		Misc Lien	Liens files against the property/borrower. Take priority when recorded prior to subject mortgage.
		Mechanic's Lien	Liens filed agains the property/borrower for labor or materials to improve property. Take priority when recorded prior to subject mortgage.